EXHIBIT 10.1

            MODIFICATION AND AMENDMENT AGREEMENT DATED JUNE 30, 2006





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                  MODIFICATION, WAIVER AND AMENDMENT AGREEMENT


         This Modification and Amendment Agreement ("Agreement") dated as of June 30, 2006 is entered into by and among River Capital Group Inc., a Delaware corporation (the "Company"), Longview Fund, L.P., Longview Equity Fund, L.P. and Longview International Equity Fund, L.P. (each a "Subscriber" and collectively "Subscribers").

         WHEREAS, the Company and the Subscribers are parties to a Subscription Agreement ("Subscription Agreement") dated May 23, 2005 as amended on May 31, 2006 in the Modification and Amendment Agreement ("Modification Agreement") relating to an aggregate investment by Subscribers of $200,000 in principal amount of secured convertible notes of the Company convertible into shares of the Company's $.001 par value Common Stock ("Notes") and Warrants in the amounts set forth on Schedule A attached hereto.

         NOW THEREFORE, in consideration of the mutual covenants and other agreements contained in this Agreement, the Company and the Subscribers hereby agree as follows:

         1. All the capitalized terms employed herein shall have the meanings attributed to them in the Subscription Agreement dated May 23, 2005 and the Modification Agreement, and the documents and agreements delivered therewith.

         2. The Company and the Subscribers hereby agree to amend the Transaction Documents to reflect the additional Purchase Price ("Additional Purchase Price") as set forth on Schedule A hereto. Purchase Price shall mean the aggregate of the Purchase Price in connection with the May 23, 2005 Closing Date and the Additional Purchase Price.

         3. An additional Closing (the "Second Closing") shall take place on or before June 30, 2006 (the "Second Closing Date") in connection with the Additional Purchase Price and the Notes and Warrants issuable in connection therewith, upon satisfaction of all conditions to Closing set forth in the Transaction Documents and in this Amendment. The amount of the Additional Purchase Price and all documents to be delivered hereunder will be deposited and held with the Escrow Agent and released pursuant to the terms of an escrow agreement (the "Escrow Agreement"). The Notes and Warrants to be delivered on the Second Closing Date are included in the definition of "Securities" in the Subscription Agreement.

         4. The Company and Subscribers hereby agree to waive any disproportionality between the Purchase Price of the May 23, 2005 Closing Date and the Additional Purchase Price of the Second Closing.

         5. For the benefit of the Subscriber hereto, the Company hereby renews all the representations, warranties, covenants undertakings and indemnifications contained in the Transaction Documents, as if such representations were made by the Company as of this date and as of the Second Closing Date.

         6. All the representations, warranties and undertakings made by the Company in the Transaction Documents as of the Closing Date are hereby made by the Company as of the Second Closing Date, as if such representations, warranties and undertakings were also made and given on the Second Closing Date.

         7. All the representations, warranties and undertakings made by the Subscribers contained in the Transaction Documents as of the Closing Date are hereby made by the Subscribers as of the Second Closing Date, as if such representations, warranties and undertakings were also made and given on the Second Closing Date.





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         8. All of the covenants and conditions set forth in the Subscription
Agreement are hereby adopted and renewed by the Company as of and for the Second Closing Date.

         9. On or before the Second Closing Date, the Company will deliver to Longview Fund, LP, a Note and Warrants issued as of the Second Closing Date in the amounts set forth on Schedule A hereto in connection with the Additional Purchase Price which Longview Fund, LP will deposit with the Escrow Agent on or before the Second Closing Date.

         10. The Note to be issued on the Second Closing Date will be identical to the Notes issued on the Closing Date except as to Issue Date, Expiration Date, Interest Rate, which shall be accrued at the annual rate equal to the greater of (i) four percent (4%) above the prime rate announced from time to time in the Wall Street Journal, and (ii) ten percent (10%), and Section 1.3 - Prepayment shall be modified as follows: "the Borrower shall have the right to prepay the principal amount of this Note by paying to the Holder 110% of the amount of principal to be prepaid together with interest...".

         11. The Warrants to be issued on the Second Closing Date will be identical to the Warrants issued on the Closing Date except as to the Issue Date, Expiration Date and Purchase Price, which shall be $0.35.

         12. The attorney for the Subscriber will receive additional Legal Fees from the Company of $5,000 and 20,000 Shares of Common Stock, which will be payable on the Release Date out of the Escrowed Payment (as defined in the Escrow Agreement).

         13. The signators hereto acknowledge and agree that the Subscription Agreement, Security Agreement and any other documents executed by the Company and Subscribers relate to the Additional Purchase Price as if such Additional Purchase Price had been paid and released to the Company on the May 23, 2005, Closing Date. The attorney for the Subscriber is authorized to make additional security interest filings at her discretion.

         14. The undersigned consent to the amendment of all Schedules, Exhibits, and documents including but not limited to the Security Agreement to include the Additional Purchase Price as part thereof.

         15. The parties hereto agree to expeditiously proceed with the Second Closing.

         16. All other terms of the Transaction Documents shall remain in full force and effect and govern this Agreement.

         IN WITNESS WHEREOF, the undersigned have executed and delivered this Amendment as of the date first written above.


RIVER CAPITAL GROUP, INC.                 LONGVIEW FUND, L.P.
the "Company"


By: /s/ HOWARD TAYLOR                     By: /s/ S. MICHAEL RUDOLPH
   ------------------------------            -----------------------------------


LONGVIEW EQUITY FUND, INC.                LONGVIEW INTERNATIONAL EQUITY
                                          FUND, L.P.


By: /s/ WAYNE H. COLESON                  By: /s/ WAYNE H. COLESON
   ------------------------------            -----------------------------------

                      SCHEDULE A TO MODIFICATION AGREEMENT


------------------------------------------------------------------------------------------------------------------------------
                                             ADDITIONAL              WARRANTS TO           PURCHASE              WARRANTS
SUBSCRIBER                                   PURCHASE                BE ISSUED IN          PRICE OF              ISSUED ON
                                             PRICE                   CONNECTION WITH       MAY 23, 2005          MAY 23, 2005
                                                                     ADDITIONAL
                                                                     PURCHASE PRICE
------------------------------------------------------------------------------------------------------------------------------
LONGVIEW FUND, LP                            $300,000.00             525,000               $100,000.00           384,615
600 Montgomery Street, 44th Floor
San Francisco, CA 94111
Fax: (415) 981-5301
------------------------------------------------------------------------------------------------------------------------------
LONGVIEW EQUITY FUND, LP                     -0-                     -0-                   $70,000.00            269,231
600 Montgomery Street, 44th Floor
San Francisco, CA 94111
Fax: (415) 981-5301
------------------------------------------------------------------------------------------------------------------------------
LONGVIEW INTERNATIONAL EQUITY FUND, LP       -0-                     -0-                   $30,000.00            115,384
600 Montgomery Street, 44th Floor
San Francisco, CA 94111
Fax: (415) 981-5301
------------------------------------------------------------------------------------------------------------------------------
TOTALS                                       $300,000.00             525,000               $200,000.00           769,230
------------------------------------------------------------------------------------------------------------------------------